SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 28, 2004

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                           GREG MANNING AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                     1-11988                  22-2365834
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)




          775 Passaic Avenue,
        West Caldwell, New Jersey                                    07006
 (Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (973) 882-0004

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Item 5.     Other Events and Regulation FD Disclosure.

On May 28, 2004, the Registrant entered into a Loan Agreement with PNC Bank, National Association (the "Loan Agreement"). The Loan Agreement provides for a line of credit of up to $10,000,000, with advances thereunder bearing per annum interest at a "prime" rate (or a LIBOR-based rate under certain circumstances.) All advances under the Loan Agreement must be repaid by May 27, 2005.

The foregoing discussion is qualified by reference to the full text of the Loan Agreement which is filed as an exhibit to this report on Form 8-K and is incorporated herein by reference in its entirety.

Item 7.     Financial Statements and Exhibits

      (c) Exhibits
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            10.1  Loan Agreement, dated as of May 28, 2004 between Greg
Manning Auctions, Inc. as the Borrower, and PNC Bank, National Association, as the Bank.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2004


                                    GREG MANNING AUCTIONS, INC.




                                    By: /s/ Larry Crawford
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                                       Larry Crawford
                                       Chief Financial Officer



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